Exhibit 10.1

April 18, 2016

VIA ELECTRONIC MAIL

AND FACSIMILE

Hampshire Group, Limited

114 West 41st Street

New York, NY 10036

Re: Further Temporary Extension of Forbearance Termination Date/Maturity Date

Ladies and Gentlemen:

Reference is made to (i) that certain Credit Agreement, dated as of September 26, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hampshire Group, Limited, a Delaware corporation, Hampshire Brands, Inc., a Delaware corporation, Hampshire International, LLC, a Delaware limited liability company and Scott James, LLC, a Delaware limited liability company (collectively, the “Borrowers”), Salus CLO 2012-1, LTD. (“Salus CLO”) and Salus Capital Partners, LLC (collectively, the “Lenders”) and Salus Capital Partners, LLC, as Administrative Agent and Collateral Agent for the Lenders (in such capacity, the “Agent”), (ii) that certain Forbearance Agreement and Fifth Amendment to Credit Agreement, dated as of November 20, 2015 (the “Forbearance Agreement”), by and among the Borrowers, Lenders and Agent, and (iii) that certain letter agreement, dated as of March 7, 2016 (the “March 2016 Letter Agreement”), by and among the Borrowers, Lender and Agent. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement, the Forbearance Agreement, or March 2016 Letter Agreement, as applicable.

As detailed in the March 2016 Letter Agreement, (i) the Borrowers are attempting to close the New Credit Facilities, and upon such closing the proceeds and fundings thereunder will be used to pay off in full the Obligations under the Credit Agreement, (ii) in order to afford time to finalize the definitive loan documentation under the New Credit Facilities, the Agent and Lenders agreed to extend each of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement from February 29, 2016 to April 4, 2016. Pursuant to a letter agreement dated April 4, 2016 (the “April 4 Letter Agreement”), the Agent and Lenders further extended the Forbearance Termination Date and the Maturity Date to April 18, 2016.

As of the date hereof, the Borrowers have been unable to close the New Credit Facilities and are requesting a further temporary extension of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement.

The Agent and Lenders hereby agree to extend each of the Forbearance Termination Date under the Forbearance Agreement and the Maturity Date under the Credit Agreement from April 18, 2016 to May 2, 2016; provided, however, if the Agent and Lenders are notified by any of the Borrowers, Accord Capital or the providers of junior capital under the Subordinated Credit Facility that the Senior Credit Facility and/or Subordinated Credit Facility will not be completed by such lenders as currently contemplated then, in Agent’s sole discretion, the Forbearance Termination Date and Maturity Date shall automatically occur as of the date of such notification. The Borrowers hereby agree to notify Agent immediately (i) if any of the prospective lenders under the Senior Credit Facility or Subordinated Credit Facility notify the Borrowers that they do not intend to consummate the financings under the Senior Credit Facility or Subordinated Credit Facility, or require any closing conditions not customary for transactions of this type, or (ii) if the management of the Borrowers determine that it is unlikely that the Senior Credit Facility or Subordinated Credit Facility will not close and fund by May 2, 2016.

Except as expressly amended hereby, all terms and conditions of the March 2016 Letter Agreement, the Forbearance Agreement and Credit Agreement, and any and all exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect.

Borrowers hereby acknowledge, confirm and agree that (a) the aggregate outstanding principal amount of the Obligations on as of the date hereof is $13,311,039.58, (b) such amounts, together with all interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Agent and Lenders under the Loan Documents, are unconditionally owing by the Borrowers to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever, (c) their obligation and liability for the payment and performance of the Obligations pursuant to the Loan Documents is unconditionally owing to Agent and Lenders without offset, defense or counterclaim of any kind, nature or description whatsoever, and (d) the amount set forth in the preceding clause (a) includes (i) the accommodation fee in the amount of $50,000 payable by Borrowers under the March 2016 Agreement, and (ii) the accommodation fee in the amount of $30,000 payable by Borrowers under the April 4 Letter Agreement, each which fees has been fully earned pursuant to the terms of the respective agreements, and are not subject to refund or reduction in whole or in part.

In consideration of the agreement of the Agent and Lenders to further extend the Maturity Date and Forbearance Termination Date hereunder, the Borrowers hereby agree to pay to the Agent, for the ratable benefit of the Lenders, an accommodation fee in the amount of $30,000, which fee is deemed fully earned and due and payable as of the date of this Letter Agreement; provided, however, that if the Obligations are paid in full on or before May 2, 2016 in accordance with the terms of a payoff letter provided by the Agent, the Agent and Lenders hereby agree to credit $15,000 of such accommodation fee towards the payoff amount of the Obligations.

The Borrowers hereby acknowledge and reaffirm their obligations under the Loan Documents, in each case as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. The Borrowers hereby confirm the security interests and liens granted by the Borrowers to the Agent, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAS AGAINST AGENT, ANY LENDER, AND THEIR AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER AGREEMENT.

Kindly acknowledge your acknowledgment and agreement to the foregoing by signing and returning a copy of this Letter Agreement to the attention of the undersigned. Thank you.

[Signature Page Follows]

Very truly yours,

SALUS CLO 2012-1, LTD. as a Lender

By: Salus Capital Partners II, LLC, Its: Collateral Manager

By: /s/ Kyle Shonak
Name: Kyle Shonak Title: President

SALUS CAPITAL PARTNERS, LLC as a Lender, Administrative Agent and Collateral Agent

By: /s/ Kyle Shonak
Name: Kyle Shonak Title: President

Letter Agreement Re: Further Temporary Extension of Forbearance Termination Date

Acknowledged and Agreed:

HAMPSHIRE GROUP, LIMITED

as Lead Borrower

By:      /s/ William Drozdowski

Name:       William Drozdowski

Title:            Interim CFO

HAMPSHIRE BRANDS, INC.

as a Borrower

By:      /s/ William Drozdowski

Name:       William Drozdowski

Title:            Interim CFO

HAMPSHIRE INTERNATIONAL, LLC

as a Borrower

By:      /s/ William Drozdowski

Name:       William Drozdowski

Title:            Interim CFO

SCOTT JAMES, LLC

as a Borrower

By:      /s/ William Drozdowski

Name:       William Drozdowski

Title:            Interim CFO

Letter Agreement Re: Further Temporary Extension of Forbearance Termination Date